MONTEAGLE FUNDS

on behalf of its separate series

MONTEAGLE QUALITY GROWTH FUND

Supplement dated February 14, 2018

to the Prospectus dated December 22, 2017

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This Supplement to the Prospectus (the “Prospectus”) for the Monteagle Quality Growth Fund (the “Fund”), a series of the Monteagle Funds (the “Trust”), updates the Prospectus for the Fund dated December 22, 2017 to amend certain information as described below.

Effective December 31, 2017, Steven MacNamara, CFA became a portfolio manager of the Fund. The following changes to the Fund’s prospectus are effective December 31, 2017:

1.

The Section entitled “Portfolio Managers”

●	Tom Sauer, Portfolio Manager and Equity Analyst, has managed the Fund since September 2017.

●	Craig D. Cairns, President and Chief Compliance Officer of the Sub-adviser, has managed the Fund since September 2017.

●	Stefan Kip Astheimer serves as co-chair of the Sub-adviser’s Equity Committee, and as a member of the firm’s Fixed Income and Asset Allocation Committees, has managed the Fund since September 2017.

●	Brett Winnefeld serves as a Senior Equity Analyst of the Sub-adviser, has managed the Fund since September 2017.

●	Steven MacNamara, serves as Director of the Sub-adviser’s Equity Committee, and has managed the Fund since December 31, 2017.

2.

The Section entitled “Sub-Adviser / Portfolio Managers”

The Adviser has the ultimate responsibility (subject to oversight by the Board) to oversee the Fund’s Sub-adviser, and recommend, its hiring, termination and replacement.  Effective September 1, 2017 pursuant to Board and shareholder approval, the Adviser entered into an investment sub-advisory agreement with Howe and Rusling, Inc. (“H&R”), under which H&R serves as the Fund’s Sub-adviser. The predecessor Sub-adviser to the Fund was Garcia Hamilton & Associates, L.P. (“GHA”). The Adviser has retained H&R to render advisory services and make daily investment decisions for the Fund. The day-to-day management of the Fund is performed by portfolio managers employed by H&R. H&R is registered as an investment adviser under the Investment Advisers Act of 1940. Information regarding H&R and its portfolio managers’ business experience and educational background follow:

Howe And Rusling, Inc. ("H&R"), located in Rochester, New York, sub-advises the portfolio of the Monteagle Quality Growth Fund. The firm was founded in 1930 and, as of August 31, 2017, H&R managed assets of approximately $1.03 billion for individuals, retirement plans, corporate and non-profit endowments. Craig D. Cairns may be deemed to control H&R due to his position as President, Chairman and shareholder.

Portfolio Managers. The Equity Portfolio Management Committee of H&R (the “Equity Committee”) is jointly and primarily responsible for establishing the fixed income strategy of the Fund, including determining the investments that the Fund will make. The Equity Committee has been managing the Fund since its September 1, 2017. The Equity Committee is comprised of the following members: Craig Cairns, Tom Sauer, Stefan Kip Astheimer, Brett Winnefeld and Steven MacNamara. Steven MacNamara chairs the Equity Committee and is primarily responsible for guiding H&R’s equity portfolios from a high level. Tom Sauer is primarily responsible for the day-to-day operational management and trading of the Fund and leads its operations. Brett Winnefeld is a senior equity analyst responsible for covering research in 5 of the 11 GICS sectors.  Craig Cairns is a voting member of the is responsible for reviewing and commenting on H&R’s equity process.

Craig D. Cairns, Chairman, President & Chief Compliance Officer: Craig’s corporate responsibilities consist of managing the day-to-day operations of the firm and corporate planning. Previously, Craig was vice president at the investment advisory firm of Manning & Napier where he was responsible for developing new business and servicing an existing client base. As a captain in the US Army from 1986 to 1991, Craig flew Apache helicopters including during Operation Desert Storm. Craig holds an MBA in Finance (1995) from the William E. Simon Graduate School of Business Administration at the University of Rochester and was named to the Beta Gamma National Business Honor Society. He also graduated Magna Cum Laude in 1986 from St. Bonaventure University with a Bachelor’s degree in Economics.

Steven MacNamara, CFA, Director of Equities: As Director of Equities, Steve MacNamara is responsible for managing the firm’s equity discipline, and overseeing all the firm’s equity strategies. He brings over 30 years of equity research and leadership experience to Howe & Rusling. Prior to joining Howe & Rusling, Steve was the CIO of Wescott Financial Advisory Group, and the CEO of Horizons West Capital Partners, LLC. He received his Bachelor’s degree from the University of Florida and his MBA from the Johnson Graduate School of Management at Cornell University.

Stefan K. Astheimer, Vice President, Strategy & Research: Stefan first joined Howe & Rusling in October, 2006. At Howe & Rusling, Stefan is involved in research and quantitative modeling for both the fixed income and equity disciplines, as well as in corporate development. An expert in quantitative analysis, he has previously been involved in scientific research in the fields of Photonics, Nanotechnology, and High Energy Physics. Stefan holds a degree in Applied Mathematics from Yale University.

Brett Winnefeld, Vice President, Senior Equity Analyst: As Senior Equity Analyst, Brett’s activities focus on identifying investment opportunities in both large and small cap equities. He holds a Bachelor’s of Business Administration from Kent State University and is a graduate of the Fisher College of Business at Ohio State University. Brett obtained his CFA designation in 2003 and is a member of the New York Society of Financial Analysts. He is a member of the investment committee of Visiting Nurse Service of Rochester, New York.

Tom Sauer, Equity Analyst: Tom is an Equity Research Analyst focused on identifying investment opportunities for our clients. Prior to joining Howe and Rusling, he worked as a Foreign Exchange Trade Specialist for The Bank of New York Mellon. Tom holds an M.S. in Finance from the Simon School of Business at the University of Rochester.

A discussion regarding the basis for the most recent approval by the Board of Trustees of the Sub-Advisory Agreement by and among the Trust, the Adviser and H&R is available in the Fund’s annual report for the year ended August 31, 2017.

The Fund’s Statement of Additional Information contains further details about the portfolio manager’s compensation, other accounts he manages, and his ownership of Fund shares.

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Investors should retain this supplement for future reference.

MONTEAGLE FUNDS

on behalf of its separate series

MONTEAGLE QUALITY GROWTH FUND

Supplement dated February 14, 2018

to the Statement of Additional Information dated December 22, 2017

____________________________________________________________________________

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information for the Fund dated December 22, 2017 and should be read in conjunction with such Statement of Additional Information.

Effective December 31, 2017, Steven MacNamara, CFA became a portfolio manager of the Fund. The following changes to the Fund’s Statement of Additional Information are effective December 31, 2017:

1.

The Section entitled “PORTFOLIO MANAGERS”

Monteagle Quality Growth Fund

Tom Sauer, Craig D. Cairns, Stefan Kip Astheimer, Robert J. Provok and Brett Winnefeld of H&R are jointly and primarily responsible for the day-to-day management of the Monteagle Quality Growth Fund. As of December 31, 2017, each portfolio manager was responsible for the management of the following other accounts in addition to the Fund:

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS MANAGED	TOTAL ASSETS OF ACCOUNTS MANAGED	NUMBER OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE
Steven MacNamara	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 0	$0	0	$0
Stefan Astheimer	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 0	$0	0	$0

Craig D. Cairns	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 362	$408 million	0	$0
Tom Sauer	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 0	$0	0	$0
Brett Winnefeld	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 8	$3 million	0	$0

Each portfolio manager is compensated by H&R. Mr. MacNamara, Mr. Sauer and Mr. Winnefeld compensation consists of a fixed salary and an annual discretionary bonus determined by H&R's President based on the following: (i) the quality of research contributions, (ii) the aggregate pre-tax performance of all the equity accounts (including the pre-tax performance of the Monteagle Quality Growth fund on a calendar year basis as compared to the Fund’s benchmarks), and (iii) contribution to firm success. Mr. Cairns' compensation consists of a fixed salary and discretionary bonus not based on fund performance, a portion of which relates to the quality of research contributions to H&R.

2.

The Section entitled “OWNERSHIP OF FUND SHARES”

The dollar value of each Fund's shares owned by each Portfolio Manager as of August 31, 2017, is set forth below.

Portfolio Manager	Monteagle Fixed Income Fund	Monteagle Quality Growth Fund	Monteagle Value Fund	Monteagle Select Value Fund	Monteagle Informed Investor Growth Fund	The Texas Fund
Chad B. Hoes	N/A	N/A	N/A	$0 - $5,000	N/A	N/A
Theron R. Holladay	N/A	N/A	N/A	$5,000 - $10,000	N/A	N/A
Steven MacNamara	N/A	N/A	N/A	N/A	N/A	N/A
Vincent A. Russo	N/A	N/A	N/A	N/A	N/A	N/A

Craig D. Cairns	N/A	N/A	N/A	N/A	N/A	N/A
Ben McCubbin	N/A	N/A	N/A	N/A	N/A	N/A
Tom Sauer	N/A	N/A	N/A	N/A	N/A	N/A
Stefan Kip Astheimer	N/A	N/A	N/A	N/A	N/A	N/A
Russell L. Robinson	N/A	N/A	N/A	N/A	N/A	N/A
Brett Winnefield	N/A	N/A	N/A	N/A	N/A	N/A
T.H. Fitzgerald, Jr	N/A	N/A	N/A	N/A	$100,001-$500,000	N/A
Jody Team	N/A	N/A	N/A	N/A	N/A	$1-$25,000
Scott Haynes	N/A	N/A	N/A	N/A	N/A	N/A

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Please retain this Supplement for future reference.